Inventories, Net - Schedule Of Inventories Net (Detail) ¥ in Thousands, $ in Thousands	Dec. 31, 2022 CNY (¥)	Dec. 31, 2022 USD ($)	Dec. 31, 2021 CNY (¥)
Inventory [Line Items]
Finished goods	¥ 34,577		¥ 42,638
Work in process	10,399		5,833
Raw materials	34,184		18,347
Inventories	79,160		66,818
Less: inventory provision	(1,378)		0
Total	¥ 77,782	$ 11,277	¥ 66,818